Exhibit 99.1

BancAnalysts Association of Boston November 4-5, 2010 Comerica Incorporated Beth Acton Chief Financial Officer Paul Burdiss Executive Vice President & Treasurer

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, the effects of recently enacted legislation, actions taken by or proposed by the U.S. Department of Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, legislation or regulations enacted in the future, and the impact and expiration of such legislation and regulatory actions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 11 of Comerica’s Annual Report on Form 10-K for the year ended December 31, 2009, “Item 1A. Risk Factors” beginning on page 67 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 “Item 1A. Risk Factors” beginning on page 71 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and “Item 1A. Risk Factors” beginning on page 72 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview Among the top 25 U.S. bank holding companies Largest U.S. bank with corporate headquarters in Texas $55 billion in assets Founded over 160 years ago Major lines of business include: Major markets include: Continued investments in growth markets Strong capital position At September 30, 2010 Business Bank Wealth and Institutional Management Retail Bank Texas Florida California Arizona Michigan

Comerica Key Differentiators Focused on growing and maintaining long-term relationships Relationship Managers known for ingenuity, flexibility & responsiveness Emphasis on having a clear understanding of our customers & their banking needs Wide array of products and services Community bank feel Weathered credit cycle well relative to peers Consistent credit standards Granular portfolio Main Street Bank Well Positioned for Growth Relationships are Priority One Superior Credit Management Size Solid Capital Position Regulatory Reform Impact expected to be less than other major banks Quality of capital is strong

Financial Highlights $ in millions 1Estimated and excludes trust preferred securities, fully redeemed on 10/01/10 2 See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures Credit Quality Improvement Continued $313 $126 $116 Provision for Credit Losses 239 146 132 Net Loan Charge-offs 8,250 6,651 6,171 Watch List $35,807 $38,928 $38,786 Average Core Deposits 13,225 15,218 14,920 Average Noninterest-bearing deposits 22,546 21,151 21,432 Period-end Commercial Loans $44.782 $40,672 $40,102 Average Total Loans 23,401 20,910 20,967 Average Commercial Loans Solid Capital Deposit Levels Strong 12.21% 10.64% 9.97%1 Tier 1 Capital Ratio 7.96% 10.11% 10.39% Tangible common equity ratio2 3Q09 2Q10 3Q10 Pace of Loan Decline Slowed

Our Core Businesses September 2010 YTD Revenue By Business Segment1 1As of September 30, 2010: YTD revenues of $1.8 billion from continuing operations (FTE) including Finance & Other Businesses Business Bank Wide spectrum of credit and non-credit financial products, cash management and international trade services Retail Bank Personalized financial products & services to consumers and small businesses Wealth & Institutional Management (WIM) Serves the needs of affluent clients, foundations, organizations and corporations WIM $309MM 15% Retail Bank $528MM 25% Business Bank $1,251MM 60%

Where We Operate 1Source: The U.S. Census Bureau 2As of September 30, 2010: YTD revenues of $1.8 billion from continuing operations (FTE) including Finance & Other Businesses; Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Exporting our 160 year relationship banking expertise to high growth markets Operate in eight of the twelve largest U.S. cities1 California, Arizona, Texas and Florida expected to account for over one-half of U.S. population growth between 2000 and 20301 Geographic footprint diversifies earnings mix September 2010 YTD Revenue By Market Segment2 Florida $42MM 2% Int'l $82MM 4% Other Markets $169MM 8% Texas $302MM 14% Western $582MM 28% Midwest $911MM 44%

Loan Decline Slowing Average Loan Outstandings Change in Average Loan Outstandings $570MM decline in average loans in 3Q10 compared to 2Q10 $145MM increase in average loans in September Period-end and average Commercial Loans increased modestly 3Q10 compared to 2Q10 Loan pipeline continued to grow Line utilization increased almost 1% to 46% Average balances in $ millions 40,087 39,942 40,277 44,782 41,313 42,753 40,672 3Q09 4Q09 1Q10 2Q10 Jul-10 Aug-10 Sep-10 (335) (2,866) (2,029) (1,440) (641) (322) 145

Core Deposits Remain Strong Average Noninterest-Bearing Deposits $ in billions; 3Q10 vs 2Q10 1Core deposits exclude Institutional CDs, Retail Brokered CDs and foreign office time deposits Total average core deposits1 of $38.8B, a $142 million decrease primarily due to: Money market and NOW deposits increased $327 million Noninterest-bearing deposits decreased $298 million Customer CDs decreased $119 million Focus on deposit rich segments: Financial Services Division Small Business Technology and Life Sciences Mortgage Banker Finance Wealth & Institutional Management Municipalities $4 $8 $12 $16 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Net Interest Margin Excess liquidity position3: 3Q10 average $3.0B, down from $3.7B in 2Q10 9/30/10 period end $3.0B Negative impact on 3Q10 margin was approximately 19 basis points Subsequent to quarter end (10/1/10), redeemed all $500MM Trust Preferred 1This outlook is provided as of October 20, 2010 2 3Q10 vs. 2Q10 3Excess liquidity represented by average deposits held at the Federal Reserve Bank. See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures. Reported Net Interest Margin Impact of Excess Liquidity Net interest margin of 3.23% reflected2: - Loan prepayments slowed resulting in lower fees in the margin - Increased premium amortization as prepayments accelerated on mortgage-backed securities + Decline in excess liquidity 3.30% - 3.35%1 0.23% 2.68% 2.94% 3.18% 3.28% 3.23% 0.16% 0.13% 0.24% 0.19% 3.42% 3.07% 2.84% 3.51% 3.42% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Forecast

A Leaner, More Efficient Company Workforce Reductions 13Q10 vs. 2Q10 Noninterest expenses well controlled1: Credit-related expenses decreased Provision for losses on lending-related commitments decreased $6MM Other Real Estate expense increased $2MM Salaries expense increased primarily due to stock grants and one more day in the quarter Continue to tightly control discretionary expenses 6,000 8,000 10,000 12,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 Headcount (period end)

Net Charge-Offs Provision for Credit Losses1 Provision and Net Charge-offs $ in millions; 3Q10 vs 2Q10 1Provision for credit losses includes loans as well as off-balance sheet commitments Net charge-offs declined $14MM; fifth consecutive quarter of decline Middle Market net charge-offs decreased $39MM Commercial Real Estate business line net charge-offs increased $24MM Provision for credit losses1 declined $10MM Reserves declined slightly as provision for credit losses was less than net charge-offs by $16MM Allowance for loan losses to total loans stable at 2.38% Credit Quality Improvement Continued 248 239 224 173 146 132 116 182 313 308 126 259 $0 $100 $200 $300 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

$ in millions (MM); 3Q10 vs. 2Q10 Nonperforming Assets Nonperforming Assets of $1,311MM included: Nonaccrual loans increased by $65MM Commercial Real Estate stable Middle Market increased $41MM $97MM in Troubled Debt Restructurings (TDRs) Foreclosed Property of $120MM Average carrying value of nonaccrual loans 55% (45% write-down) Accruing TDRs total $50MM No nonaccrual loans Held-For-Sale September 30, 2010 Nonaccrual Loans $1,163 million By Line of Business Specialty Businesses $87MM Small Business $112MM Other $132MM Middle Market $283MM Commercial Real Estate $528MM Global Corp Banking $21MM

Total Watch List Loans1 Watch List Improvement Continued Watch list loans1 decreased $480MM, fourth consecutive quarter of decline Watch list loans1 decreased $2.1B over past four quarters Loans past due 90 days or more and still accruing declined $ in millions; Analysis of 3Q10 compared to 2Q10 1Watch list: generally consistent with regulatory defined special mention, substandard and doubtful (nonaccrual) loans 8,250 6,651 7,502 7,730 6,171 3Q09 4Q09 1Q10 2Q10 3Q10

Key Credit Differentiators Did not loosen credit standards at peak of cycle Conservative exposure thresholds Long tenured relationships 88% of portfolio is secured1 Personal guarantees are customary for bulk of portfolio Proactive problem resolution and restructuring Quarterly Credit Quality Reviews Portfolio migration closely monitored Established Special Handling Group as a precursor to Special Asset Group Tightened lending standards: Energy Technology and Life Sciences Home equity Curtailed exposure to certain segments: Automotive supplier Commercial and Residential Construction SBA Franchise lending Specialty group with higher leveraged transactions Comerica followed its credit policies making enhancements to adapt to the changing economy 1At December 31, 2009

Credit Quality Ratios vs. Peers Peer Source: SNL; All nonperforming asset ratios exclude HBAN as their figures were not reported and the 3Q10 average excluded PNC and USB as their numbers were not reported NCO ratio defined as annualized loans and leases charged off, net of recoveries, as a % of average loans and leases NPA ratio defined as nonperforming assets / (Gross loans +foreclosed assets) Net Charge-off Ratio vs. Peers Nonperforming Asset Ratio vs. Peers Credit metrics consistently favorable to peer average Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZION 0 2 4 6 8 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Peer Range Peer Average CMA 0 2 4 6 8 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Peer Range Peer Average CMA

Strong Capital Ratios Tier I Common Capital Ratio1 Peer Median Comerica Quality of capital is solid Tier 1 made up of 100% common equity as of 10/1/10 Among the best capitalized in peer group Fully redeemed preferred stock issued to U.S. Treasury in 1Q10 Strong capital supports future growth $500MM of 6.576% Trust Preferreds (TruPS) redeemed on 10/01/10 Eliminates ineffective equity Annual interest on TruPS of about $33MM Excluded from Tier 1 Capital ratio as of 9/30/10 Source: SNL Financial; 3Q10 peer median excludes MTB and MI as their numbers were not reported Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZION 1See Supplemental Financial Data slides for reconcilements of non-GAAP financial measures; 3Q10 estimated 8.0% 8.2% 9.6% 9.8% 10.0% 8.0% 7.7% 7.1% 7.0% 7.0% 0% 2% 4% 6% 8% 10% 12% 3Q09 4Q09 1Q10 2Q10 3Q10

Focus on Small Business Average 3Q10 Loan Portfolio: $3.2B Small Business customers: Annual revenues of $2-10MM Within a 10 mile radius of Comerica Banking Centers Primarily in the following industries: Wholesale Distribution Manufacturing Service Companies Insurance Engineering firms CPAs Opportunities for market penetration: Health Care Profession Group Partnering with Banking Centers located in small business-rich areas Leveraging SBA capabilities and recent government changes Average 3Q10 Deposit Portfolio: $4.2B Time $0.3B 8% MMIA $1.1B 26% Savings $0.1B 2% DDA $2.7B 64% Texas $0.8B 27% Western $0.7B 23% Midwest $1.7B 50%

Focus on Small Business Points of Differentiation: Assigned professional bankers that forge strong customer bonds Credit-trained with the ability to make timely and local decisions Attorney Banker CPA Strategic partner in triangle of influence CPAs and Attorneys are important referral source Assists in capturing the full banking relationship Small business expertise In-depth understanding of financial requirements Teams with industry-specific knowledge Unique relationship management process based on evolving needs of specific industries Triangle of Influence

Focus on Small Business Why we can grow this business: Strong leadership team with seasoned Relationship Managers across markets Investments in the future 11 New Relationship Managers hired across all markets 3 new group managers hired bringing a wealth of experience New Health Care Profession Group in Texas fully functional in 2Q10 Cross-selling opportunities between Wealth Management and Small Business Tremendous potential in our sweet spot – business with annual sales of $2-10mm Estimated 30,000 companies in our Western market and 11,500 in the Texas footprint2 We have over 1,100 borrowers in the Western Market and over 1,700 borrowers in Texas 1Excludes new hires with tenure less than 12 months 2Company counts based on Dun & Bradstreet (headquarters and single location entities only) as of November 3, 2010 As of September 30, 2010

Consistent strategy Based on relationship banking model Core businesses and geographies unchanged Recession-tested business model Expense management Solid capital position Investing to accelerate growth and balance Banking center expansion in high growth markets New and enhanced products and services Potential for acquisitions to accelerate growth Poised for the Future Main Street Bank Well Positioned for Growth

Appendix

Established: 1988 Largest U.S. bank with corporate headquarters in TX Average deposits4 up 42% from FY05 National Specialty groups include: Heavy Equipment Energy Diverse economy Ranked #2 in the US by State GDP1 Unemployment 8.1% as of 9/30/102 Job growth rate for 2010 is 1.9%, exceeding the national average of 0.6%2 Home prices relatively stable3 1Source: 2009 Bureau of Economic Analysis 2Source: Bureau of Labor Statistics 3FHFA Purchase Only Home Price Index 4September 2010 YTD average Texas Market: Prepared for Growth YTD TX Banking Centers and Period Avg Deposits ($Bn) 61 68 94 79 87 90 20 30 40 50 60 70 80 90 2005 2006 2007 2008 2009 3Q10 $2 $3 $4 $5 $6 TX Banking Centers Deposits

California ranked #1 in the US by State GDP1 Seeing signs of stability in home prices Comerica California Economic Activity Index2 up 11% from cycle low Established: 1991 31% of Comerica’s loans3 30% of Comerica’s deposits3 Average Deposits4 up 38% since FY05 National Specialty groups include: Technology and Life Sciences Entertainment Financial Services Division (FSD) 1Source: 2009 Bureau of Economic Analysis 2As of August 2010 3September 2010 YTD average 4September 2010 YTD average excluding FSD Western Market: Positioned for Sustained Recovery YTD Western Banking Centers and Period Avg Deposits excl. FSD ($Bn) 61 75 91 108 119 114 0 20 40 60 80 100 120 2005 2006 2007 2008 2009 3Q10 $6 $7 $8 $9 $10 $11 $12 Western Banking Centers Deposits

Established: 1849 #1 in deposit market share in southeast Michigan1 36% of Comerica loans2 Full-Year 2009 NCO rate of 2.07% despite economic backdrop National Specialty groups include: National Dealer Services Health Care Waste Management Unemployment3, while still elevated, has fallen 1.5%4 from the peak in 12/09 Automotive sector improving Comerica Michigan Economic Activity Index3 up 23% from cycle low 1Source: FDIC 2010 2September 2010 YTD average 3As of August 2010 4Source: Bureau of Labor Statistics as of September 2010 Michigan Market: Performance through Economic Headwinds YTD Midwest Period Avg Deposits ($Bn) 16.0 15.8 17.6 17.1 16.0 $10 $12 $14 $16 $18 2006 2007 2008 2009 3Q10

Financial Results $ in millions, except per share data 1 Estimated and excludes trust preferred securities, fully redeemed on 10/1/10 2 See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures 34 _ _ Preferred stock dividends to U.S. Treasury 10.39% 9.97%1 402 186 122 3.23% 404 0.33 59 $59 3Q10 12.21% 10.64% Tier 1 capital ratio (16) 69 Net income (loss) attributable to common shares 399 397 Noninterest expenses 7.96% 10.11% Tangible common equity ratio2 315 194 Noninterest income 311 126 Provision for loan losses 2.68% 3.28% Net interest margin 385 422 Net interest income (0.10) 0.39 Diluted income (loss) per common share $19 $70 Net income 3Q09 2Q10

Third Quarter 2010 Highlights Analysis of 3Q10 compared to 2Q10 1Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans 2 See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures Credit quality continued to improve Net credit related charge-offs declined by $14 million to $132 million Provision for credit losses declined $10 million to $116 million Watch List loans declined $480 million, to $6,171 million1 Pace of decline of loans continued to slow Commercial Real Estate line of business accounts for about half of the decline Deposit levels remain strong Continued growth in most commercial segments offset by declines in Personal and Private Banking Net interest income declined $18 million as the net interest margin decreased to 3.23% and average earning assets declined $1.6 billion Excluding impact of excess liquidity, net interest margin would have been 3.42%2 Expenses well controlled Noninterest expenses were relatively stable 3% reduction in workforce from a year ago Capital ratios remain solid Tangible common equity ratio2 of 10.39% Fully redeemed trust preferred securities on October 1, 2010

Diverse Loan Portfolio 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Technology and Life Sciences (TLS), and Mortgage Banker Finance Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 3Q10: $40.1 billion By Geographic Market By Line of Business Other Markets $3.8B 9% Int'l $1.5B 4% Florida $1.6B 4% Midwest $14.3B 36% Western $12.6B 31% Texas $6.3B 16% Global Corp Banking $4.4B 11% Commercial Real Estate $5.1B 13% Middle Market $12.0B 30% Nat'l Dealer Services $3.5B 9% Specialty Businesses 1 $5.0B 12% Personal Banking $1.8B 4% Small Business Banking $3.5B 9% Private Banking $4.8B 12%

Third Quarter 2010 Average Loans Detail $ in billions; geography based on office of origination. 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance and TLS Midwest Western Texas Florida Other Markets Int’l TOTAL Middle Market $5.4 $3.9 $1.5 $0.2 $1.0 $0.0 $12.0 Commercial Real Estate 0.9 1.5 1.4 0.4 0.9 - 5.1 Global Corporate Banking 1.3 0.8 0.3 0.1 0.4 1.5 4.4 National Dealer Services 0.6 2.2 0.2 0.3 0.2 0.0 3.5 Specialty Businesses1 0.8 1.6 1.4 0.0 1.2 - 5.0 SUBTOTAL – BUSINESS BANK $9.0 $10.0 $4.8 $1.0 $3.7 $1.5 $30.0 Small Business Banking 1.8 0.8 0.9 - - - 3.5 Personal Banking 1.5 0.1 0.1 - 0.1 - 1.8 SUBTOTAL – RETAIL BANK $3.3 $0.9 $1.0 $- $0.1 $- $5.3 Private Banking 2.0 1.7 0.5 0.6 0.0 - 4.8 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT $2.0 $1.7 $0.5 $0.6 $0.0 $- $4.8 TOTAL $14.3 $12.6 $6.3 $1.6 $3.8 $1.5 $40.1

Loans by Line of Business Average loans in $billions; 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, and TLS 3Q10 2Q10 3Q09 Middle Market $12.0 $12.3 $13.6 Commercial Real Estate 5.1 5.4 6.3 Global Corporate Banking 4.4 4.6 5.8 National Dealer Services 3.5 3.3 3.1 Specialty Businesses1 5.0 4.9 5.3 SUBTOTAL – BUSINESS BANK $30.0 $30.5 $34.1 Small Business Banking 3.5 3.5 3.9 Personal Banking 1.8 1.9 2.0 SUBTOTAL – RETAIL BANK $5.3 $5.4 $5.9 Private Banking 4.8 4.8 4.8 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT $4.8 $4.8 $4.8 TOTAL $40.1 $40.7 $44.8

Loans By Geographic Market Average loans in $billions; Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective 3Q10 2Q10 3Q09 Midwest $14.3 $14.6 $16.1 Western 12.6 12.8 13.9 Texas 6.3 6.4 7.2 Florida 1.6 1.6 1.7 Other Markets 3.8 3.7 4.0 International 1.5 1.6 1.9 TOTAL $40.1 $40.7 $44.8

Source: Federal Reserve H.8 as of 10/06/2010 Loan Growth Post-Recession C&I Loans -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 7/1/2007 10/1/2007 1/1/2008 4/1/2008 7/1/2008 10/1/2008 1/1/2009 4/1/2009 7/1/2009 10/1/2009 1/1/2010 4/1/2010 7/1/2010 10/1/2010 52-Week % Change in 4-Wk. Moving Average Comerica All Banks Large Banks

Source: Federal Reserve H.8 as of 10/06/2010 Decline in Commercial Real Estate Loans Commercial Real Estate Loans -25% -20% -15% -10% -5% 0% 5% 10% 15% 7/1/2007 10/1/2007 1/1/2008 4/1/2008 7/1/2008 10/1/2008 1/1/2009 4/1/2009 7/1/2009 10/1/2009 1/1/2010 4/1/2010 7/1/2010 10/1/2010 52-Week % Change in 4-Wk. Moving Average Comerica All Banks Large Banks

Automotive Manufacturer Portfolio $0.9 0.2 $0.7 12/09 $0.8 $1.5 $1.8 $2.2 $2.7 Total Other Automotive $0.7 $1.2 $1.4 $1.7 $2.0 Domestic Ownership 0.1 0.3 0.4 0.5 0.7 Foreign Ownership 12/05 12/06 12/07 12/08 8/10 Outstandings1 1Period-end in $billions 2$ in millions 3Period-end in $millions Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing down 70% $22 $9.0 YTD10 $28 $55.2 FY09 $5.5 $(2.2) Net Charge-offs/ (recovery)2 $16 $16 Nonaccrual Loans3 FY07 FY08

Detroit 3 nameplates down from 41% at 12/05 to 20% at 9/10 Diversified National Dealer Services Geographic Dispersion Western 63% Midwest 18% Florida 7% Texas 6% Other 6% 3Q10 Average Loans Outstanding: $3.5 billion Franchise Distribution1 1 Franchise distribution based on September 30, 2010 period-end outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Facts Top tier strategy Majority are Mega franchises (five or more dealers in group) Excellent credit quality Average loan outstandings up $158 million from 2Q10 Average loan outstandings up $381 million from 3Q09 Toyota/ Lexus 22% Ford 9% GM 7% Chrysler 4% Mercedes 4% Nissan/ Infinity 6% Other 2 13% Other European 8% Other Asian 9% Honda/ Acura 18%

Shared National Credit Relationships Outstandings declined $4.5B from 12/31/08 Approx. 950 borrowers Industry diversification mirrors total loan book Majority of relationships include ancillary business Comerica is agent for approximately 17.4% Adhere to same credit underwriting standards as rest of loan book Credit quality mirrors total portfolio September 30, 2010: $7.4 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of September 30, 2010 Global Corp Banking $2.4B 32% Nat'l Dealer Services $0.4B 5% Energy $1.1B 15% Other $0.4B 6% Middle Market $1.8B 25% Commercial Real Estate $1.3B 17%

Consumer Loan Portfolio 10% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented Net loan charge-offs of $8MM 3Q10: $4.0 billion 3Q10 averages in $billions; Geography based on office of origination 1 Residential mortgages on the balance sheet are primarily associated with Private Banking customers. Residential mortgages originated through the banking centers are typically sold to a third party. 2 The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. 3 Data on loans booked through the Consumer Loan Center which encompasses about 86% of the Home Equity Lines and Loans Consumer Loan Portfolio About 85% home equity lines and 15% home equity loans Avg. FICO score of 753 at origination 86% have CLTV < 80% at origination Average loan vintage is 5 years 3Q10: $1.7 billion Home Equity Portfolio3 Consumer loans- Other 2 $0.7B 17% Consumer Loans-Home Equity $1.7B 43% Residential Mortgages 1 $1.6B 40% Midwest 62% Florida 3% Texas 9% Western 26%

Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities Net unrealized pre-tax gain $200MM as of 9/30/10 Average life of 3.1 years Repurchased customers’ Auction-Rate Securities in 4Q08 Cumulative redemptions and sales of $656MM (3Q10 $83MM) Cumulative gains on redemptions and sales of $26MM (3Q10 $1MM) $ in millions (MM) Target: Mortgage-backed Securities =$6.5B $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 $9,500 $10,500 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Average Auction-Rate Securities Average Investment Securities Available-for-Sale

Third Quarter 2010 Average Deposits Detail $ in billions 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Mortgage Banker Finance and TLS 2 Finance/Other includes $0.1B in Inst. and Retail Brokered CD’s; included in Finance Division segment Midwest Western Texas Florida Other Markets Int’l TOTAL Middle Market $1.1 $3.1 $0.5 $0.0 $0.1 $-- $4.8 Commercial Real Estate 0.2 0.5 0.1 0.0 0.1 - 0.9 Global Corporate Banking 3.1 0.4 0.9 0.1 0.9 1.2 6.6 National Dealer Services 0.1 0.1 0.0 0.0 0.0 - 0.2 Specialty Businesses1 0.7 4.2 0.8 0.0 1.0 - 6.7 SUBTOTAL – BUSINESS BANK $5.2 $8.3 $2.3 $0.1 $2.1 $1.2 $19.2 Small Business Banking 2.0 1.0 1.2 - - - 4.2 Personal Banking 9.9 1.1 1.7 - 0.1 - 12.8 SUBTOTAL – RETAIL BANK $11.9 $2.1 $2.9 $-- $0.1 $-- $17.0 Private Banking 0.7 1.4 0.2 0.3 0.0 - 2.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.4 $0.2 $0.3 $0.0 $-- $2.6 FINANCE / OTHER 0.4 - - - - 0.1 0.5 TOTAL $18.2 $11.8 $5.4 $0.4 $2.2 $1.3 $39.3

Core Deposits By Geographic Market Average deposits in $ billions; Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Excludes Foreign Office Time Deposits (3Q10 $0.4B, 2Q10 $0.5B; 3Q09 $0.6B) and Finance/Other with Inst. & Retail Brokered CDs of $0.2B in 3Q10; $0.4B in 2Q10; and $3.6B in 3Q09 3Q10 2Q10 3Q09 Midwest $17.8 $17.9 $17.2 Western 11.8 12.0 11.2 Texas 5.4 5.3 4.6 Florida 0.4 0.4 0.3 Other Markets 2.2 2.2 1.7 International 1.1 1.0 0.8 TOTAL $38.7 $38.8 $35.8

Line of Business Deposits Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Mortgage Banker Finance and TLS 2 Finance/Other includes Inst. and Retail Brokered CD’s: 3Q10 - $0.1B; 2Q10 - $0.3B; 3Q09 - $3.6B 3Q10 2Q10 3Q09 Middle Market $4.8 $4.6 $4.5 Commercial Real Estate 0.9 0.9 0.6 Global Corporate Banking 6.6 6.9 5.4 National Dealer Services 0.2 0.2 0.2 Specialty Businesses1 6.7 6.5 5.0 SUBTOTAL – BUSINESS BANK $19.2 $19.1 $15.7 Small Business Banking 4.2 4.0 3.9 Personal Banking 12.8 12.9 13.7 SUBTOTAL – RETAIL BANK $17.0 $16.9 $17.6 Private Banking 2.6 2.9 2.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT $2.6 $2.9 $2.7 Finance/Other2 0.5 0.8 4.0 TOTAL $39.3 $39.7 $40.0

Banking Center Network New Banking Centers YTD 9/30/2010 New Planned 2005 2006 2007 2008 2009 2010 Network for 4Q10 California 8 12 13 14 2 4 102 2 Arizona 2 2 3 4 4 1 17 0 Texas 7 7 12 9 4 4 94 1 Florida 0 3 0 1 0 0 10 1 Michigan 1 1 2 0 0 0 218 0 Total 18 25 30 28 10 9 441 4

December 2003 360 Banking Centers September 30, 2010 441 Banking Centers Banking Center Network MI 218 TX 94 CA 102 FL 10 AZ 17 AZ 1 FL 6 CA 42 TX 50 MI 261

Credit Quality Improved 80% 2.38% $116 $995 $132 1.32% 3Q10 86% 2.38% $126 $1,011 $146 1.44% 2Q10 $313 $988 $259 $1,022 $182 $1,031 Provision for Credit Losses Allowance for Credit Losses 2.19% 2.34% 2.42% Allowance for loan losses to total loans 80% 83% 85% Allowance for loan losses to nonperforming loans $173 1.68% 1Q10 $225 2.10% 4Q09 $239 2.14% Net credit-related charge-offs to average total loans 3Q09 Net credit-related charge-offs declined $14 million; the fifth consecutive quarter of decline Provision for credit losses decreased by $10 million $ in millions

Credit Quality Improved $6,171 $104 $120 $294 $1,311 3.24% 3Q10 $109 $111 $89 $93 Foreclosed property $6,651 $115 $199 $1,214 2.98% 2Q10 $8,250 $7,730 $7,502 Total Watch list loans2 $361 $266 $245 Nonperforming assets inflow1 $83 $1,251 3.06% 1Q10 $101 $1,292 3.06% 4Q09 $161 Loans past due 90 days or more and still accruing $1,305 2.99% Nonperforming assets to total loans and foreclosed property 3Q09 We believe we will continue to see a downward trend in the inflows to nonaccrual with some variability quarter to quarter, particularly in commercial real estate Watch list loans1 decreased $480 million, fourth consecutive quarter of decline, reflecting positive migration trends Loans past due 90 days or more and still accruing declined Foreclosed property remained relatively low $ in millions 1Based on an analysis of nonaccrual loans with book balances greater than $2 million 2Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans

By Geographic Market 3Q10: $132 Million Net Loan Charge-offs By Line of Business $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Texas $5MM 4% Western $58MM 44% Midwest $61MM 46% Florida $6MM 4% Other Markets $2MM 2% Commercial Real Estate $60MM 45% Middle Market $32MM 24% Private Banking $14MM 10% Specialty Businesses $8MM 7% Personal Banking $4MM 4% Small Business Banking $14MM 10%

Net Loan Charge-offs by Line of Business $ in millions; 1 Includes $26MM related to a Middle Market/National group that focused on higher levered relationships 2 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, and TLS 3Q10 2Q10 1Q10 4Q09 3Q09 Commercial Real Estate $60 $36 $86 $62 $91 Middle Market 32 71 1 39 76 64 Small Business Banking 14 16 20 22 25 Wealth & Institutional Management 14 11 10 12 10 Specialty Businesses2 8 4 10 18 18 Personal Banking 4 6 6 8 8 Global Corporate Banking 0 2 2 26 23 TOTAL $132 $146 $173 $224 $239 Provision for loan losses $122 $126 $175 $256 $311

Net Loan Charge-offs by Market $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; 1Other Markets include markets not separately identified above in addition to businesses with a national perspective 2 Includes $26MM related to a Middle Market/National group that focused on higher levered relationships 3Q10 2Q10 1Q10 4Q09 3Q09 Midwest $61 $44 $55 $97 $102 Western 58 47 65 85 95 Texas 5 8 25 13 22 Florida 6 7 10 4 9 Other Markets / International1 2 40 2 18 25 11 TOTAL $132 $146 $173 $224 $239 Provision for loan losses $122 $126 $175 $256 $311

Inflow to Nonaccrual Loans1 Third Quarter 2010: $294 million By Line of Business 3Q10 vs. 2Q10; $ millions (MM) 1 Based on an analysis of nonaccrual loans with book balances greater than $2 million Inflow to nonaccrual loans: Increased in Commercial Real Estate by $100MM Decreased in Middle Market by $26MM Reflects early recognition of problems loans and proactive approach to workout strategies Expect variability in our credit metrics with an overall improving trend Other $43MM Middle Market $91MM Commercial Real Estate $132MM Energy $28MM

Nonaccrual Loans Under $2MM # of Relationships Outstanding Period-end balances in $ millions (MM) as of September 30, 2010 Sold $12MM in nonperforming loans at prices approximating carrying value plus reserves in 3Q10 Proactively review nonaccrual loans every quarter Charge-offs and reserves taken to reflect current market conditions Granularity of nonaccrual loans: Carrying Value of Nonaccrual Loans as % of Contractual Value 72% 68% 66% 64% 61% 59% 56% 56% 55% 55% 25% 40% 55% 70% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Commercial Real Estate Loan Portfolio 3Q10: $12.9 billion 3Q10 averages in $billions 1 Included in Commercial Real Estate line of business Commercial Real Estate Line of Business: Nonaccrual loans of $528MM, stable from 2Q10 Loans over $2MM transferred to nonaccrual totaled $132MM ($32MM in 2Q10 and $129MM in 1Q10) Net loan charge-offs of $60MM ($36MM in 2Q10 and $86MM in 1Q10) Primarily Owner-Occupied Commercial Mortgages $8.6B 67% Real Estate Construction 1 $2.2B 17% Commercial Mortgages 1 $2.1B 16%

Commercial Real Estate Line of Business September 30, 2010 Loan Outstandings: $4.1 billion1 By Project Type By Location of Property Period-end balances in $billions; additional Commercial Real Estate information can be found in the appendix 1 Excludes Commercial Real Estate line of business loans not secured by real estate Multi-use $0.4B 11% Office $0.4B 9% Comml/Other $0.3B 8% Multi-family $1.2B 26% Retail $0.9B 23% Single Family $0.3B 8% Land Development $0.2B 5% Land Carry $0.4B 10% Other Markets $0.6B 15% Florida $0.5B 12% Western $1.4B 34% Michigan $0.5B 13% Texas $1.1B 26%

Real Estate Construction Loans September 30, 2010 period-end $ in millions; Western: CA, AZ, NV Commercial Real Estate Line of Business by Location of Property 46 5 - 30 10 1 Commercial 140 - 14 62 15 49 Office 205 26 - 52 10 117 Multi-use 639 110 134 239 - 156 Multi-family Other CRE: 188 29 10 60 13 76 Land Development 442 52 56 86 36 212 Total Residential 509 29 26 280 50 124 Retail 11 - 1 - - 10 Other $2,023 $222 $234 $759 $130 $678 TOTAL Residential: - $23 Other Markets 31 3 10 9 9 $254 $46 $26 $23 $136 Single Family TOTAL Florida Texas Michigan Western

Commercial Mortgage Loans Commercial Real Estate Line of Business by Location of Property September 30, 2010 period-end $ in millions; Western: CA, AZ, NV 235 21 11 13 36 154 Office 421 91 64 16 101 149 Retail 263 20 16 20 62 145 Land Carry Other CRE: 218 43 42 36 35 62 Total Residential $76 $31 $10 $17 $3 $15 Single Family Residential: 132 28 - 12 34 58 Commercial 228 68 - 37 12 111 Multi-use 472 73 125 160 63 51 Multi-family 122 62 - 7 46 7 Other $406 12 Other Markets $2,091 $258 $301 $389 $737 TOTAL 142 32 19 32 47 Land Carry TOTAL Florida Texas Michigan Western

Residential Real Estate Development Period-end balances in $millions Western: CA, AZ, NV Reduced Residential Real Estate Development exposure by $1.6B since 6/30/08 to $660MM at 9/30/10 Geographic breakdown: Western 42% Texas 18% Florida 15% Michigan 11% Other 14% 71% Decrease Reduced Western Market Local Residential Real Estate Developer Portfolio to $123MM at 9/30/10 from $932MM at 12/31/07 $0 $500 $1,000 $1,500 $2,000 $2,500 6/30/08 9/30/08 12/31/08 3/30/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 Single Family Residential - Land Carry/Development

Commercial Real Estate Line of Business Net Charge Offs By Location of Property By Project Type $millions RE: Real Estate Commercial: Multi-Family, Retail, Office, Warehouse, Multi-use and Commercial Charge-offs and inflows to nonaccrual increased from low levels in 2Q10 Nonaccrual loans stable Watch list loans declined Expect variability in credit metrics with a general improving trend $108 $91 $62 $86 $36 $60 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Residential Commercial Not Secured by RE $108 $91 $62 $86 $36 $60 $0 $20 $40 $60 $80 $100 $120 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Western Midwest Florida Texas Other Not Secured by RE

BBB BBB+ BBB A- BBB+ A- BBB+ A- A+ A A+ AA- Fitch BBB (high) BBB- Baa3 Regions Financial BBB BB+ Baa2 Huntington BBB (low) BBB- B2 Zions Bancorporation BBB (high) BBB- Baa1 Marshall & Ilsley Baa1 Baa1 Baa1 A3 A3 A2 A1 Aa3 Moody’s A (high) A PNC A (low) A- M&T Bank A A- Comerica AA (low) A BB&T A (low) BBB Fifth Third A (low) BBB SunTrust BBB (high) BBB+ KeyCorp AA DBRS S&P Senior Unsecured/Long-Term Issuer Rating A+ US Bancorp Holding Company Debt Ratings As of 10/11/2010 Source: SNL Financial Debt Ratings are not a recommendation to buy, sell, or hold securities.

Fourth Quarter 2010 Outlook1 For the fourth quarter 2010, management expects the following: Average earning assets of approximately $48 billion Excess liquidity of ~$1B Net interest margin between 3.30% and 3.35% Net credit-related charge-offs similar to third quarter Provision for credit losses to be less than net credit-related charge-offs Noninterest income: low single-digit decline compared to third quarter Includes ~$3.0MM negative impact from implementation of Reg E Market and economic impact on fee income Noninterest expenses: low single-digit increase compared to third quarter Includes estimated $5MM charge for the acceleration of remaining original issuance discount related to the trust preferred securities redemption 1This outlook is provided as of October 20, 2010.

Total debit card PIN ($8 million annual revenue2) and signature-based ($31 million annual revenue2) interchange fees could potentially be reduced by some amount Direct impact on client-driven energy derivatives business ($1 million annual revenue2) Assuming current assessment rate with new assessment base applied to 2Q10 net assets, annual FDIC fee increase estimated at $15 million2 Assuming same assessment rate as current program applied to 2Q10 deposit levels, annual cost estimated at $14 million2 Could lead to increased cost of commercial demand deposits, depending on interplay of interest, deposit credits, and service charges Risks Allows for continued growth of CMA’s core client-driven foreign exchange ($40 million annual revenue2) and interest rate ($10 million annual revenue2) derivatives business Derivatives – Allows continued trading of foreign exchange and interest rate derivatives; energy, uncleared commodities and agriculture derivatives will move to a separate subsidiary New rule is consistent with CMA’s focus on core deposit growth Deposit Insurance – Changes definition of assessment base, increases fund’s minimum reserve ratio & permanently increases insurable level Could provide impetus for additional deposit generation TAG Extension - Provide unlimited deposit insurance on noninterest-bearing accounts from 12/31/10 to 12/31/12 Government card programs, such as the DirectExpress Social Security program, are exempt Interchange Fees - Limits debit card transaction processing fees that card issuers can charge merchants On October 1, 2010 fully redeemed all $500 million of Trust Preferred Securities at par Trust Preferreds - Prohibits certain banks from including Trust Preferreds in Tier 1 Capital (phase out beginning 1/1/13) Could provide impetus for additional deposit generation Interest on Demand Deposits - Allows interest on commercial demand deposits (one year from enactment) Opportunities Key Changes 1Dodd-Frank Wall Street Reform and Consumer Protection Act; 2Based on 2010 full-year estimates Impact on Comerica is estimated and subject to final rulemaking. Comerica may be impacted by other changes due to the financial reform legislation. Timing of prescribed changes varies by rule. Overall, relative impact from financial reform will likely be less than other major banks Financial Reform1

Basel III Implementation New rules effective between 2013 and 2019; US adoption expected to occur over a similar timeframe, but the final form of the US rules is uncertain CMA is not a mandatory Basel II bank CMA Tier 1 Common1 9/30/10: 9.97%; Regulatory required minimum by 2019: 7% (4.5% minimum plus 2.5% “conservation buffer”) CMA has NO material impact from: Mortgage servicing rights Trust Preferreds Deferred tax assets Investments in financial institutions Change in Risk Weighted Assets not material Higher degree of uncertainty regarding implementation and interpretation Will likely require more on-balance sheet liquidity Possibly increase investment securities portfolio Continued focus on retail deposit generation Careful management of off-balance sheet commitments; expect evolution of pricing and terms of off-balance sheet commercial commitments Expected to be manageable given proven ability to administer our balance sheet Capital Requirement: Liquidity Requirement: 1 See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures Impact on Comerica is estimated and subject to final rulemaking. Comerica may be affected by other changes due to Basel III.

Supplemental Financial Data Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions) The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry. 1Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation. 2 September 30, 2010 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated. 10.39% $54,848 $55,004 150 6 $5,701 $5,857 -- 150 6 5,939 59,550 9.97% $5,939 -- -- $8,565 9/30/10 10.11% $55,729 $55,885 150 6 $5,636 $5,792 -- 150 6 5,876 59,877 9.81% $6,371 -- 495 $9,001 6/30/10 9.68% $56,949 $57,106 150 7 $5,511 $5,668 -- 150 7 5,816 60,792 9.57% $6,311 -- 495 $9,062 3/31/10 $10,638 $10,468 Total Regulatory Capital 2 7.99% $59,091 $59,249 150 8 $4,720 $7,029 2,151 150 8 5,058 61,815 8.18% $7,704 2,151 495
12/31/09 7.96% $59,432 $59,590
150
8 $4,732 $7,035
2,145
150 8 5,095
63,355
8.04% $7,735
2,145 495
9/30/09 Total shareholders’ equity
Less: Fixed rate cumulative perpetual preferred stock
Less: Goodwill
Less: Other intangible assets Tangible common equity ratio Total assets
Less: Goodwill
Less: Other intangible assets Tangible common equity Tier 1 capital1,2 Less: Fixed rate cumulative perpetual preferred stock Less: Trust preferred securities Tangible assets Tier 1 common capital2 Risk-weighted assets1,2 Tier 1 common capital ratio 2

Supplemental Financial Data Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions) The Corporation believes this measurement provides meaningful information to investors, regulators, management and others of the impact on net interest income and net interest margin resulting from the Corporation’s short-term investment in low yielding instruments. 1Excess liquidity represented by interest earned on and average balances deposited with the Federal Reserve Bank. $57,513 102 $53,953 107 $52,941 62 $51,835 80 $50,189 180 Average earnings assets Less: Average net unrealized gains on investment securities available-for-sale (0.19) 3.23% 3.42% $47,026 $50,009 2,983 $403 $405 2 3Q10 (0.23) 3.28% 3.51% $48,036 $51,755 3,719 $422 $424 2 2Q10 (0.24) 3.18% 3.42 $48,787 $52,879 4,092 $ 413 $ 416 3 1Q10 (0.13) 2.94% 3.07 $51,393 $53,846 2,453 $ 397 $ 398 1 4Q09 (0.16) 2.68% 2.84 $53,919 $57,411 3,492 $ 385 $ 387 2 3Q09 Average earnings assets for net interest margin (FTE) Less: Excess liquidity1 Net interest margin (FTE) Net interest margin (FTE), excluding excess liquidity Average earnings assets for net interest margin (FTE), excluding excess liquidity Net interest income (FTE) Less: Interest earned on excess liquidity1 Impact of excess liquidity on net interest margin (FTE) Net interest income (FTE), excluding excess liquidity

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